Forward-Looking Statements

This presentation contains “forward-looking” statements within the meaning of the federal securities laws.
The forward-looking statements include statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from on-
going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2011. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Non-GAAP Measure Reconciliations

4

Smithfield At A Glance

Smithfield

Fiscal 2011 Sales=$12.2 billion

Fiscal 2011 Operating Profit=$1.1 billion

Pork
Sales=$10.3 billion
Operating Profit=
$753 million

Hog Production
Sales=$2.7 billion
Operating Profit=
$224 million

International
Sales=$1.3 billion
Operating Profit=
$116 million

Fresh Pork
Sales=$4.6 billion
Operating Profit=
$407 million

Packaged Meats
Sales=$5.7 billion
Operating Profit=
$347 million

Note: Segment sales before inter-segment eliminations; Fresh Pork and Packaged Meats results represent management's estimated allocation of total Pork Segment results

Sales by Segment

Hog Production
19%

International
9%

Packaged Meats40%

Fresh Pork32%

Total Pork72%
Pork segment
accounted for
nearly three-
quarters of
segment sales in
fiscal 2011
Note: Segment sales before inter-segment eliminations

Leading Positions In Pork Industry

28%

Others27%
Tyson17%
JBS11%
Cargill9%
Hormel8%

Pork Processing
Sources: National Pork Board Spring 2009; U.S. Pork Powerhouses2011
New.Smithfield trans.png
14%

Triumph6%

4%

3%
3%

Others70%

Hog Production
Seaboard
Maschhoffs
Prestage
New.Smithfield trans.png
#1

#1

7

#1 U.S. Packaged Pork Company

Sales


Processor/
Industrial
12%
Deli
7%
Export
13%
Foodservice
23%
Retail
45%
#1
Supplier to
Retail
Foodservice
Export

Volume


Processor/
Industrial
26%
Deli
3%
Export
16%
Foodservice
16%
Retail
39%
#1
Supplier to
Retail
Foodservice
Export

Note: FY 11 Pork segment sales and volume before inter-segment eliminations

Consumer-Winning Brands

Cooks.eps
http://www.trademarkia.com/services/logo.ashx?sid=77949721
http://www.trademarkia.com/services/logo.ashx?sid=77914462
Eckrich_Logo.eps
New.Smithfield trans.png
http://doclibrary.com/BRO222/CMM/Farmland%20Logo%20New%20Mar03.jpg
Private
Label/Other24%

Core
Brands65%

Non-Core
Brands11%
Branded76%
HealthyOnes_Logo.png
Margherita1_Logo.eps
Carando Logo4C.eps
Curly's logo only_CMYK.eps
Kretschmar_Logo.eps
http://www.fancyfoodsinc.com/images/phocagallery/thumbs/phoca_thumb_l_gwaltney-logo%20-vector.jpg
Note: Based on FY 12 Q1 Pork segment packaged meats retail volume, including deli and direct store delivery

More than three-
quarters of Smithfield’s
packaged meats sales
are branded
Core brands
account for
85% of
branded

Earnings Growth Driven By Pork Segment

$219

$449
$483
$573

$753

$113

$137

$-

$100

$200

$300

$400

$500
$600
$700

$800

FY 07

FY 08
FY 09
FY 10

FY 11

FY 11 Q1

FY 12 Q1

Pork segment adjusted
operating profit(in millions)

Fresh pork

Packaged meats

Total Pork Segment

Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Pork segment has produced four
consecutive years of record
earnings and tripled profitability
since fiscal 2007

Packaged Meats

Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations

Fiscal 2011

Fiscal2012

Sales

$5.7 billion

Volume

2.7 billion
pounds

˜3%
volume
growth goal

Operating
Profit

$346.9
million

Normalized
OperatingProfit Range

10to 15
centsper
pound

High end of
normalized
operating
profit range

$0.06
$0.10
$0.12

$0.17

$0.13

$0.11

$0.17

4.6%
5.6%

6.9%

9.6%

6.1%

5.3%

7.5%

FY 07

FY 08

FY 09
FY 10
FY 11

FY 11
Q1

FY 12
Q1

Adjusted Operating profit ($ per pound)

Adjusted Operating profit (% of sales)

Achieving Strategic Branded Growth

17%

0%

4%

17%

-1%

-2%
16%
12%

11%

8%

5%

4%

138%

23%

23%

13%
5%

4%

Boneless Ham
Steaks

Bacon

Tub
Lunchmeats

BBQ
Smoked Dinner
Sausage
Portable
Lunches

YOY Volume Growth

Category

Smithfield Total

Smithfield Lead Brand

Source: Information Resources, Inc. (IRI) 12 weeks ending 10/09/11

Product Innovation

ArmourLunchkitwith Apples

New ArmourActive Packs offers
lunchkitswith better-for-you ingredients
for consumers with active lifestyles

ArmourLower Sodium Pepperoni

Innovative full-flavor product packs 50
percent less sodium than regular
pepperoni

Smithfield PouchPackBaconInnovative package design breaks
ground for industry and consumers with
two stay-fresh pouches each containing
six slices of bacon
PP Product Shot.png
Convenience

Health &
Nutrition

Packaging

Brand Activation

Billboards

Consumer
Promotions
Digital

FSIs

Print

Radio

Retail POS

Social Media

Television
Commercials

Website
PP Ad Slick.png
726281 Dinner Sausage Ad-15-8-11.jpg
image002
Actual Ham Shop Multideck Display.jpg
Smithfield has
increased its
consumer
marketing
spending by
20% this year

Fresh Pork

$1

$5

$3
$3

$15

$7

$6

0.9%

3.4%

2.0%

1.9%

8.9%

4.0%

2.8%

FY 07
FY 08

FY 09

FY 10

FY 11
FY 11
Q1

FY 12
Q1

Adjusted Operating profit ($ per head)

Adjusted Operating profit (% of sales)

Fiscal 2011

Fiscal2012

Sales

$4.6 billion

Balanced
domestic
supply &
demand

Verystrongexports

Volume

27.3 millionhogs

Operating
Profit

$406.5
million

NormalizedOperating
ProfitRange

$3-7per
head

Abovenormalized
operating
profit range

Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations

Improved
outlook

Improved
outlook

15



Exports

Economics Supportive of U.S. Pork Exports


$0.67
$0.69
$0.74
$1.21
$1.22
$1.32
$1.66
Mexico
U.S.
EU
China
South Korea
Russia
Japan
Live Hog Price Estimate ($ per pound)

Smithfield FY 12 Q1 Export Markets by Volume


Other 13%
China-HK 26%
Russia 6%
Korea 7%
Mexico 22%
Japan 26%

- ✓ Volume +13% YOY
- ✓ Dollars +28% YOY

Note: Live hog cost estimate week ending 10/22/11; EU is average of Denmark, France, Germany, Hungary, Netherlands, Poland, Romania and Spain; FY 12 Q1 Smithfield export markets; Other Category consists of the following countries: Angola, Aruba, Australia, Bahamas, Bermuda, Canada, Caribbean, Chile, Columbia, Costa Rica, Croatia, Cuba, Dominican Republic, Ecuador, El Salvador, Guam, Guatemala, Haiti, Honduras, EU, Indonesia, Macedonia, Malaysia, New Zealand, Panama, Peru, Puerto Rico, Singapore, Tahiti, Ukraine, Uruguay, Venezuela, Vietnam, Philippines, Taiwan

Pork Exports Trending To Record

7%

19%

22%

Industry

% of Pork Production Exported

2000

2010

January-August 2011

20%
24%

Smithfield

World
population has
increased
almost 17%

Global GDP has
nearly doubled

World hog
inventories
have declined

Strong growth
in U.S. pork
exports

Since 2000…

Hog Production

$15

$(26)

$(28)

$13

$17

$30

12.1%

-1.1%
$(1)
-20.2%

-22.5%

7.9%

9.9%

15.2%

FY 07

FY 08

FY 09

FY 10

FY 11

FY 11
Q1

FY 12
Q1

Adjusted Operating profit ($ per head)

Adjusted Operating profit (% of sales)

Fiscal 2011Fiscal2012

Sales

$2.7

billion

Continued
low global
protein
inventories

Raising
costs in mid
$60s

Volume

16.4 millionhogs

AdjustedOperating
Profit

$214.6
million

NormalizedOperating
ProfitRange

$10-15 per
head

Normalized
operating
profit range

Improved
outlook

Note: FY 10, FY 11, and FY 12 Q1 results adjusted for certain significant items; Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations

Improved
outlook

Improved Hog Production Outlook

Corn prices
have
declined
while hog
futures have
increased

Nov-11

Dec-11

Jan-12

Feb-12

Mar-12

Apr-12

May-12
Jun-12

Jul-12

Aug-12

Sep-12

Oct-12

ISU Model

Cost of Production

09/08/11

11/01/11

Nov-11

Dec-11

Jan-12

Feb-12

Mar-12

Apr-12

May-12

Jun-12
Jul-12

Aug-12

Sep-12

Oct-12

Live Hog Futures

09/08/11

11/01/11

Note: Industry cost of production based on futures curve for grains on 11/01/11; cost is pre-interest

$4 per
hundred-
weight

$1 per
hundred-
weight

Hog Production Profitability

Industry hog production
profitability averages
normalized range of $10-15 per
head for next twelve months

Note: Industry profitability based on futures curves for live hogs and grains on 11/01/11; cost is pre-interest

$55

$60

$65
$70

$75

Nov-11

Dec-11

Jan-12

Feb-12

Mar-12

Apr-12

May-12

Jun-12

Jul-12

Aug-12

Sep-12

Oct-12

$ per hundredweight

ISU Model Cost of Production
Live Hog Futures

Sensitivity Analysis

$1 per
bushel in
corn

$10 per
head

$50 per
ton in
soybean
meal

$3 per
head

$5 per cwt
in live hog
price

$13 per
head

International

$46

$3

$5

$128

$116

$25

$0

FY 07

FY 08

FY 09

FY 10

FY 11

FY 11
Q1

FY 12
Q1

Operating profit ($ in millions)

Fiscal 2011

Fiscal2012

Sales

$1.3

billion

Continued
high raw
material
costs & soft
demand

Sequential
improvement
from Q1

Operating
Profit

$115.9
million

NormalizedOperating
ProfitRange

$50-125million

Below
normalized
operating
profit range

Note: Sales before inter-segment eliminations

Balance Sheet

$68.6

$65.5

$60.3

$51.0

$48.1

FY 11
Q1

FY 11
Q2

FY 11
Q3

FY 11
Q4

FY 12
Q1

FY 12
Q2*

FY 12
Q3*

FY 12
Q4*

Quarterly Interest Expense ($ in millions)

Project 100
Goal =

$45 million

*Estimate

Balance Sheet

Weakness to Strength

•Eliminated $100 million in
annual interest expense
•Reduced debt by $1 billion
•Extended and smoothed debt
maturities
•Improved credit metrics
•Reduced idle cash
•Maintained $1 billion liquidity
•Upgraded by rating agencies
•Negotiated new revolving credit
facilities

Maintaining Conservative Balance Sheet

FY 12 Q1

Target

Liquidity

$1.2 billion

$500 million –$1billion

Net debt to TTM
adjusted EBITDA

1.6x

<3x

Net debt to total
capitalization

35%

<40%

Note: Net debt is equal to long-term debt and capital lease obligations, including current portion, less cash and cash equivalents; Net debt to total capitalization is computed using net debt divided by the sum of net debt and shareholders’ equity; Refer to Non-GAAP measure reconciliations

FY 12 YTD

Repurchased
$111 million of
stock

Repaid $115
million of 2011
and 2014 bonds

Invested $100
million in
pension plans

Uses of Excess Cash

Cash

Reinvest in
packaged
meats
business

Share
repurchases

Extraordinary
pension
contribution

Debt
reduction

Acquire
branded
packaged
meats
companies

Investment Thesis

•Record year over year results for five straight quarters with positive outlook for fiscal
2012
•Improved Pork and Hog Production segment outlook
•Continuing to exhibit strong packaged meats pricing power
•Capitalizing on robust export demand

•Competitive cost structure in all operating segments
•Reduced domestic corn exposure by 40% since fiscal 2008

Delivering quality and consistent earnings growth

•Brands demonstrating strong pipeline for innovation and brand activation
•Growing core brand portfolio through increased consumer marketing
•Resuming evaluation of branded packaged meats acquisition opportunities

Driving profitable top line growth

•Robust financial policies remain a pillar of strategy
•Utilizing excess cash to repurchase shares and reduce debt

Solid financial management